UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 21, 2004

FOOTHILL INDEPENDENT BANCORP

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-11337	95-3815805
(Commission File No.)	(IRS Employer Identification No.)

510 South Grand Avenue, Glendora California 91741

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:  (626) 963-8551 or (909) 599-9351

Not Applicable

(Former Name or Former Address if Changed Since Last Report)

Item 7.    Financial Statements and Exhibits.

(c)    Exhibits.

The following exhibit is filed as part of this report:

Exhibit 99.1:	Press Release issued January 21, 2004, announcing the consolidated financial results of Foothill Independent Bancorp for the quarter and fiscal year ended December 31, 2003.

Item 12.    Results of Operations and Financial Condition.

On January 21, 2004, Foothill Independent Bancorp issued a press release announcing its results of operations for the quarter and fiscal year ended December 31, 2003. A copy of that press release is attached hereto as Exhibit 99.1.

In accordance with SEC Release Nos. 33-8216 and 34-47583, the information contained in this Report, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOOTHILL INDEPENDENT BANCORP

Date: January 21, 2004	By:	/s/ CAROL ANN GRAF

Carol Ann Graf Chief Financial Officer

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INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION

99.1	Press Release issued on January 21, 2004 announcing Registrant’s results of operations for the quarter and fiscal year ended December 31, 2003.

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